UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2006 (October 24, 2006)
THE HOUSTON EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11899	22-2674487
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation

1100 Louisiana Street, Suite 2000
Houston, Texas	77002-5215
(Address of principal execute offices)	(Zip Code)
(713) 830-6800
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amendment No.1 to Amended and Restated Employment Agreement - William G. Hargett
Amendment No.1 to Amended and Restated Employment Agreement - Steven L. Mueller
Amendment No.1 to Employment Agreement - Robert T. Ray
Amendment No.1 to Employment Agreement - Carolyn M. Campbell
Amendment No.1 to Amended and Restated Employment Agreement - Roger B. Rice
Amendment No.1 to Employment Agreement - Jeffrey B. Sherrick
Amendment No.1 to Amended and Restated Employment Agreement - James F. Westmoreland
Amendment No.1 to Employment Agreement - Joanne C. Hresko
Amendment No.1 to Employment Agreement - John E. Bergeron, Jr.

Item 1.01. Entry into a Material Definitive Agreement.
     Executive Officer Compensation
     On October 24, 2006, the Board of Directors (the “Board”) of The Houston Exploration Company (the “Company”), based on the recommendation of the Compensation and Management Development Committee (the “Compensation Committee”), approved increases to executive officer compensation, effective October 1, 2006. The increases were part of the Board’s annual review of compensation. The new annual base salaries are as follows:

William G. Hargett	Chairman, President and	$550,000
	Chief Executive Officer

Steven L. Mueller	Executive Vice President and	$400,000
	Chief Operating Officer

Robert T. Ray	Senior Vice President and	$350,000
	Chief Financial Officer

Carolyn M. Campbell	Senior Vice President and	$290,000
	General Counsel

Roger B. Rice	Senior Vice President –	$265,000
	Administration

Jeffrey B. Sherrick	Senior Vice President –	$303,000
	Corporate Development

James F. Westmoreland	Vice President and	$267,000
	Chief Accounting Officer

Joanne C. Hresko	Vice President and General Manager –	$245,000
	Northern Division

John E. Bergeron, Jr.	Vice President and General Manager –	$245,000
	Southern Division
     Employment Agreement Amendments
     Also on October 24, 2006, the Board, based on the recommendation of the Compensation Committee, approved certain amendments to the Company’s employment agreements with each of Mr. Hargett, Mr. Mueller, Mr. Ray, Ms. Campbell, Mr. Rice, Mr. Sherrick, Mr. Westmoreland, Ms. Hresko and Mr. Bergeron (the “Employment Agreements”) to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and any regulations and/or guidance promulgated thereunder (collectively, “Section 409A”). The purpose of the amendments generally is to avoid the imposition of certain taxes and penalties under Section 409A relating to certain “non-qualified deferred compensation payments” (within the meaning of Section 409A) payable upon an executive’s separation from a company by imposing, where

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necessary, a six-month delay upon the commencement of such payments following separation from service. In addition, the amendments provide that interest will be payable by the Company in the event of a delay in payments necessitated by Section 409A.
     This description is qualified in its entirety by reference to the amendments to the Employment Agreements, which are attached as Exhibits 10.1 – 10.9 to this Form 8-K and are incorporated by reference herein.

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Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
10.1	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and William G. Hargett.
10.2	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and Steven L. Mueller.
10.3	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated January 8, 2006 between The Houston Exploration Company and Robert T. Ray.
10.4	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated March 27, 2006, between The Houston Exploration Company and Carolyn M. Campbell.
10.5	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and Roger B. Rice.
10.6	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated April 13, 2005, between The Houston Exploration Company and Jeffrey B. Sherrick.
10.7	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and James F. Westmoreland.
10.8	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated February 10, 2005, between The Houston Exploration Company and Joanne C. Hresko.
10.9	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated March 10, 2005, between The Houston Exploration Company and John E. Bergeron, Jr.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2006	THE HOUSTON EXPLORATION COMPANY
	By:	/s/ James F. Westmoreland
James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and William G. Hargett.

10.2	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and Steven L. Mueller.

10.3	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated January 8, 2006 between The Houston Exploration Company and Robert T. Ray.

10.4	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated March 27, 2006, between The Houston Exploration Company and Carolyn M. Campbell.

10.5	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and Roger B. Rice.

10.6	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated April 13, 2005, between The Houston Exploration Company and Jeffrey B. Sherrick.

10.7	Amendment No. 1, dated October 24, 2006, to the Amended and Restated Employment Agreement dated February 8, 2005 between The Houston Exploration Company and James F. Westmoreland.

10.8	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated February 10, 2005, between The Houston Exploration Company and Joanne C. Hresko.

10.9	Amendment No. 1, dated October 24, 2006, to the Employment Agreement dated March 10, 2005, between The Houston Exploration Company and John E. Bergeron, Jr.